Exhibit 10.1

July 12, 2023

White River Energy Partners Management I, LLC

609 W Dickerson St., 102G

Fayetteville, AR 72701-4901

Attn: Colin Cosgrove

Via Email

Re:	Managing Broker-Dealer Agreement for White River Energy Partners I, LP

This Managing Broker-Dealer Agreement (this “Agreement”) is entered into by and among White River Private Capital Management, White River Energy Partners I, LP (a Delaware limited partnership, hereinafter the “Issuer”), and Emerson Equity LLC, a California limited liability company (the “Managing Broker-Dealer”), effective July 12, 2023 (the “Effective Date”) regarding the offering and sale by the Issuer of up to $50,000,000.00 in partnership units (the “Securities”) in the Issuer (the “Offering”) as described in a related confidential private placement memorandum (“Memorandum”).

1. Appointment of the Managing Broker-Dealer.

1.1 On the basis of the representations, warranties and covenants herein contained, but subject to the terms and conditions herein set forth, the Managing Broker-Dealer is hereby appointed and agrees to sell the Securities on a “best efforts” basis pursuant to: (i) Rule 506(b) of Regulation D (“Rule 506”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and (ii) applicable state blue sky exemptions. The Managing Broker-Dealer is authorized to enlist other members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) acceptable to the Issuer (the “Selling Group Members”) to sell the Securities.

1.2 It is understood that no sale of the Securities shall be regarded as effective unless and until accepted by the Issuer. The Issuer reserves the right in its sole discretion to accept or reject any purchase agreement for the Securities (the “Investment Agreement”) in whole or in part for a period of 30 days after receipt of the Investment Agreement. Any proposed purchase of the Securities not accepted within 30 days of receipt shall be deemed rejected. The Securities will be offered during a period commencing on the date of the Memorandum and continuing until the Offering Termination Date, as defined in the Memorandum (the “Offering Period”).

1.3 Subject to the performance by the Issuer of all the obligations to be performed hereunder and to the completeness and accuracy of all the Issuer’s representations and warranties contained herein, the Managing Broker-Dealer hereby accepts such agency and agrees on the terms and conditions herein set forth to use its best efforts during the Offering Period to find qualified investors (the “Investors”) for the Securities.

2. Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Managing Broker-Dealer that:

2.1 The Issuer has been duly organized and is validly existing as Delaware limited partnership in good standing under the laws of the State of Delaware, has all requisite power and authority to enter into this Agreement and has all requisite power and authority to conduct its business as described in the Memorandum.

2.2 This Agreement, when executed by the Issuer, will have been duly authorized and will be a valid and binding agreement of the Issuer, enforceable in accordance with its terms.

Emerson Equity LLC, Member FINRA/SIPC 155 Bovet Road : Suite 725 : San Mateo, CA 94402 P: 650.312.0200 F: 650.312.0206 emersonequity.com

2.3 No defaults exist in the due performance or observance of any material obligation, term, covenant or condition of any agreement or instrument to which the Issuer is a party or by which it is bound.

2.4 Subject to Section 3.3, the Memorandum does not include nor will it include, through the Offering Termination Date, any untrue statement of a material fact nor does it or will it omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

2.5 No consent, approval, authorization or other order of any governmental authority is required in connection with the execution or delivery by the Issuer of this Agreement or the issuance and sale by the Issuer of the Securities, except such as may be required under the Securities Act or applicable state securities laws.

2.6 At the time of the issuance of the Securities, the Securities will have been duly authorized and validly issued, and upon payment therefor, will be fully paid and nonassessable and will conform to the description thereof contained in the Memorandum.

2.7 As of the Effective Date and at the time of any sale of the Securities (collectively, the “Applicable Date”), that none of the Issuer, its members, executive officers, directors, general partners, managing members or officers participating in the Offering or persons who own 20% or more of the Issuer:

2.7.1 Has been convicted, within 10 years of any Applicable Date of any felony or misdemeanor that was:

(a) In connection with the purchase or sale of any security;

(b) Involving the making of any false filing with the Securities and Exchange Commission (the “SEC”); or

(c) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

2.7.2 Is subject to any order, judgment or decree of any court of competent jurisdiction, entered within 5 years before any Applicable Date, that, as of such Applicable Date, restrains or enjoins such person from engaging or continuing in any conduct or practice:

(a) In connection with the purchase or sale of any security;

(b) Involving the making of any false filing with the SEC; or

(c) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

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2.7.3 Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions), a state authority that supervises or examines banks, savings associations or credit unions, a state insurance commission (or an agency or officer of a state performing like functions), an appropriate federal banking agency, the U.S. Commodity Futures Trading Commission or the National Credit Union Administration that:

(a) As of any Applicable Date, bars the person from:

(i) Association with an entity regulated by such commission, authority, agency or officer;

(ii) Engaging in the business of securities, insurance or banking; or activities; or

(iii) Engaging in savings association or credit union

(b) Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct entered within 10 years before any Applicable Date.

2.7.4 Is subject to an order of the SEC pursuant to sections 15(b) or 15B(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) or section 203(e) or (f) of the Investment Advisers Act of 1940 (the “Investment Advisers Act”) that, as of any Applicable Date:

(a) Suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment advisor;

(b) Places limitations on the activities, functions or operations of such person; or

(c) Bars such person from being associated with any entity or from participating in the offering of any penny stock.

2.7.5 Is subject to any order of the SEC entered within 5 years before any Applicable Date, that, as of such Applicable Date, orders the person to cease and desist from committing or causing a violation or future violation of:

(a) Any scienter-based anti-fraud provisions of the federal securities laws including, without limitation, section 17(a)(1) of the Securities Act, section 10(b) of the Exchange Act and 17 CFR 240.10b-5, section 15(c)(1) of the Exchange Act and section 206(1) of the Investment Advisers Act, or any other rule or regulation thereunder; or

(b) Section 5 of the Securities Act.

2.7.6 Is suspended or expelled from membership in, or suspended or barred from association with, a member of a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

2.7.7 Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within 5 years of any Applicable Date, was the subject of a refusal order, stop order or order suspending the Regulation A exemption or, is, as of any Applicable Date, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued.

2.7.8 Is subject to a United States Postal Service false representation order entered within 5 years before any Applicable Date, or is, as of any Applicable Date, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

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2.7.9 The Issuer agrees to immediately notify the Managing Broker-Dealer if there is a violation or potential violation of the representations set forth in this Section 2.7 during the Offering Period.

2.8 The representations and warranties made in this Section 2 are made as of the date hereof and shall be continuing representations and warranties throughout the Offering Period. In the event that any of these representations or warranties becomes untrue or is incorrect, the Issuer will immediately notify the Managing Broker-Dealer in writing of the fact which makes the representation or warranty untrue or incorrect.

3. Covenants of the Issuer. The Issuer agrees that:

3.1 The Issuer will deliver to the Managing Broker-Dealer such numbers of copies of the Memorandum and any amendment or supplement thereto, with all appendices thereto, as the Managing Broker-Dealer may reasonably request for the purposes contemplated by federal and applicable state securities laws. The Issuer also will deliver to the Managing Broker-Dealer such number of copies of any printed sales literature or other materials as the Managing Broker-Dealer may reasonably request in connection with the Offering.

3.2 The Issuer will comply with all requirements imposed upon it by the rules and regulations of the SEC, and by all applicable state securities laws and regulations, to permit the continuance of offers and sales of the Securities, in accordance with the provisions of this Agreement and in the Memorandum, and will amend or supplement the Memorandum in order to make the Memorandum comply with the requirements of federal and applicable state securities laws and regulations.

3.3 If at any time any event occurs as a result of which the Memorandum would include an untrue statement of a material fact or, in view of the circumstances under which it was made, omit to state any material fact necessary to make the statements therein not misleading, the Issuer will notify the Managing Broker-Dealer thereof, effect the preparation of an amendment or supplement to the Memorandum which will correct such statement or omission, and deliver to the Managing Broker-Dealer as many copies of such amendment or supplement to the Memorandum as the Managing Broker-Dealer may reasonably request.

3.4 The Issuer will apply the net proceeds from the Offering received by it in the manner set forth in the Memorandum.

3.5 Subject to the Managing Broker-Dealer’s actions and the actions of others in connection with the Offering, the Issuer will comply with all requirements imposed upon it by Rule 506, the regulations thereunder, and applicable state securities laws. Upon request, the Issuer will furnish to the Managing Broker-Dealer a copy of such papers filed by the Issuer in connection with any such exemption.

3.6 The Issuer will furnish the holders of the Securities with the reports described in the Memorandum under “Reports,” and will deliver to the Managing Broker-Dealer a copy of each such report at the time that such reports are furnished to the holders of the Securities, and such other information concerning the Issuer, as may reasonably be requested.

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Emerson Equity LLC, Member FINRA/SIPC 155 Bovet Road : Suite 725 : San Mateo, CA 94402 P: 650.312.0200 F: 650.312.0206 emersonequity.com

4. Duties and Obligations of the Managing Broker-Dealer.

4.1 The Managing Broker-Dealer will serve in a “best efforts” capacity in the offering, sale and distribution of the Securities. The Managing Broker-Dealer may offer the Securities as an agent, but all sales shall be made by the Issuer, acting through the Managing Broker-Dealer as an agent, and not by the Managing Broker-Dealer as a principal. The Managing Broker-Dealer shall have no authority to appoint any person or other entity as an agent or sub-agent of the Managing Broker-Dealer or the Issuer, except to appoint Selling Group Members acceptable to the Issuer in its sole discretion.

4.2 The Managing Broker-Dealer shall not execute any transaction in which an Investor invests in the Securities in a discretionary account without prior written approval of the transaction by the Investor.

4.3 The Managing Broker-Dealer will comply in all respects with the subscription procedures and plan of distribution set forth in the Memorandum.

4.4 In the event the Managing Broker-Dealer receives any customer funds for the Securities, the Managing Broker-Dealer will transmit such customer funds, not later than noon of the next business day following receipt of such funds for the Securities to an account as directed by the Issuer.

4.5 The Managing Broker-Dealer shall complete all steps necessary to permit the Managing Broker-Dealer to perform its obligations under this Agreement pursuant to exemptions available under applicable federal law and applicable state laws. The Managing Broker-Dealer shall conduct all of its solicitation and sales efforts in conformity with Rule 506, and exemptions available under applicable state law.

4.6 The Managing Broker-Dealer shall notify the Issuer of Investment Agreements it receives within 2 business days of receipt so that the Issuer may make any required federal or state law filings.

4.7 The Issuer may also enter into agreements for the sale of the Securities to certain Investors with non-FINRA registered investment advisors (“Registered Investments Advisors”), and the Managing Broker-Dealer shall assist in the administration of such arrangements.

4.8 The Managing Broker-Dealer will immediately bring to the attention of the Issuer any circumstance or fact which causes the Managing Broker-Dealer to believe the Memorandum, or any other literature distributed pursuant to the Offering, or any information supplied by prospective Investors in their subscription materials, may be inaccurate or misleading.

4.9 The Managing Broker-Dealer will terminate the Offering upon request of the Issuer at any time and will resume the Offering upon subsequent request of the Issuer.

4.10 The Managing Broker-Dealer shall enter into a Soliciting Dealer Agreement in the form attached hereto as Exhibit A with each Selling Group Member, and shall not modify, amend or supplement the terms of the Soliciting Dealer Agreement without the prior written consent of the Issuer.

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Emerson Equity LLC, Member FINRA/SIPC 155 Bovet Road : Suite 725 : San Mateo, CA 94402 P: 650.312.0200 F: 650.312.0206 emersonequity.com

5. Representations and Warranties of the Managing Broker-Dealer. The Managing Broker-Dealer represents and warrants to the Issuer that:

5.1 The Managing Broker-Dealer is a duly organized California limited liability company in good standing and has all requisite power and authority to enter into this Agreement.

5.2 This Agreement, when executed by the Managing Broker-Dealer, will have been duly authorized and will be a valid and binding agreement of the Managing Broker-Dealer, enforceable in accordance with its terms.

5.3 The consummation of the transactions contemplated herein and those contemplated by the Memorandum will not result in a breach or violation of any order, rule or regulation directed to the Managing Broker-Dealer by any court, FINRA or any federal or state regulatory body or administrative agency having jurisdiction over the Managing Broker-Dealer or its affiliates.

5.4 The Managing Broker-Dealer is, and during the term of this Agreement will be, duly registered as a broker-dealer pursuant to the provisions of the Exchange Act, a member in good standing with FINRA, and a broker or dealer duly registered as a broker-dealer in any state where offers are made by the Managing Broker-Dealer. The Managing Broker-Dealer will comply with all applicable laws, regulations, requirements and rules of the Securities Act, the Exchange Act, applicable state law and FINRA. The Managing Broker-Dealer has all required licenses and permits.

5.5 The Managing Broker-Dealer has reasonable grounds to believe, based on information made available to it by the Issuer, that all material facts are adequately and accurately disclosed in the Memorandum and provide an adequate basis for evaluating an investment in the Securities.

5.6 This Agreement, or any supplement or amendment hereto, may be filed by the Issuer with the SEC or FINRA, if such filing should be required, and may be filed with, and may be subject to the approval of any applicable federal and applicable state securities regulatory agencies, if required.

5.7 No agreement will be made by the Managing Broker-Dealer with any person permitting the resale, repurchase or distribution of the Securities purchased by such person.

5.8 The Managing Broker-Dealer has established and implemented anti-money- laundering compliance programs, in accordance with FINRA Rule 3310 and Section 352 of the Money Laundering Abatement Act and Section 326 of the Patriot Act of 2001.

5.9 In the event the Managing Broker-Dealer becomes a Selling Group Member, the Managing Broker-Dealer shall comply with all requirements of the Selling Group Members as set forth in the Soliciting Dealer Agreement.

5.10 As of any Applicable Date, that none of the Managing Broker-Dealer, its executive officers, directors, general partners, managing members or officers participating in the Offering or any person receiving a commission with respect to the Offering:

5.10.1 Has been convicted, within 10 years of any Applicable Date of any felony or misdemeanor that was:

(a) In connection with the purchase or sale of any security;

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(b) Involving the making of any false filing with the SEC; or

(c) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

5.10.2 Is subject to any order, judgment or decree of any court of competent jurisdiction, entered within 5 years before any Applicable Date, that, as of such Applicable Date, restrains or enjoins such person from engaging or continuing in any conduct or practice:

(a) In connection with the purchase or sale of any security;

(b) Involving the making of any false filing with the SEC; or

(c) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

5.10.3 Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions), a state authority that supervises or examines banks, savings associations or credit unions, a state insurance commission (or an agency or officer of a state performing like functions), an appropriate federal banking agency, the U.S. Commodity Futures Trading Commission or the National Credit Union Administration that:

(a) As of any Applicable Date, bars the person from:

(i) Association with an entity regulated by such commission, authority, agency or officer;

(ii) Engaging in the business of securities, insurance or banking; or activities; or

(iii) Engaging in savings association or credit union

(b) Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct entered within 10 years before any Applicable Date.

5.10.4 Is subject to an order of the SEC pursuant to sections 15(b) or 15B(c) of the Exchange Act or section 203(e) or (f) of the Investment Advisers Act that, as of any Applicable Date:

(a) Suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment advisor;

(b) Places limitations on the activities, functions or operations of such person; or

(c) Bars such person from being associated with any entity or from participating in the offering of any penny stock.

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Emerson Equity LLC, Member FINRA/SIPC 155 Bovet Road : Suite 725 : San Mateo, CA 94402 P: 650.312.0200 F: 650.312.0206 emersonequity.com

5.10.5 Is subject to any order of the SEC entered within 5 years before any Applicable Date, that, as of such Applicable Date, orders the person to cease and desist from committing or causing a violation or future violation of:

(a) Any scienter-based anti-fraud provisions of the federal securities laws including, without limitation, section 17(a)(1) of the Securities Act, section 10(b) of the Exchange Act and 17 CFR 240.10b-5, section 15(c)(1) of the Exchange Act and section 206(1) of the Investment Advisers Act, or any other rule or regulation thereunder; or

(b) Section 5 of the Securities Act.

5.10.6 Is suspended or expelled from membership in, or suspended or barred from association with, a member of a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

5.10.7 Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within 5 years of any Applicable Date, was the subject of a refusal order, stop order or order suspending the Regulation A exemption or, is, as of any Applicable Date, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued.

5.10.8 Is subject to a United States Postal Service false representation order entered within 5 years before any Applicable Date, or is, as of any Applicable Date, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

5.10.9 The Managing Broker-Dealer agrees to immediately notify the Issuer if there is a violation or potential violation of the representations set forth in this Section 5.10 during the Offering Period.

5.11 The representations and warranties made in this Section 5 are and shall be continuing representations and warranties throughout the Offering Period. In the event that any of these representations or warranties becomes untrue, the Managing Broker-Dealer will immediately notify the Issuer in writing of the fact which makes the representation or warranty untrue.

6. Compensation. Subject to Section 7 and unless otherwise agreed to in writing, as compensation for services rendered by the Managing Broker-Dealer under this Agreement, the Managing Broker-Dealer will be entitled to receive from the Issuer, as appropriate:

6.1 A selling commission up to 6.0% (six percent) of the purchase price of the Securities sold by the Managing Broker-Dealer (the “Total Sales”), which it will reallow to the Selling Group Members; provided, however, that this amount will be reduced to the extent a lower commission rate is negotiated with a Selling Group Member and the commission rate will be the lower agreed upon rate.

6.2 A placement fee equal to 1.5% (one and a half percent) of the Total Sales.

6.3 A wholesaler fee in an amount up to 1.25% (one and a quarter percent) of the Total Sales, which will be reallowed, in whole or in part, to certain wholesalers, some of which may be internal to the Manager and its Affiliates.

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6.4 The Issuer will pay the Managing Broker-Dealer for sales of Securities an amount up to 1.0% (one percent) of the Total Sales as a non-accountable marketing and due diligence allowance, which the Managing Broker-Dealer will reallow, in whole or in part, to the Selling Group Members.

6.5 Subject to Section 5.9, the Managing Broker-Dealer may also sell the Securities as a Selling Group Member, thereby becoming entitled to selling commissions and non- accountable marketing and due diligence allowances.

6.6 Notwithstanding the foregoing provisions of this Section 6, the Issuer reserves the right, in its sole discretion, to refuse to accept any or all Investment Agreements tendered by the Managing Broker-Dealer and/or to terminate the Offering at any time before the Offering Termination Date.

7. Conditions to Payment of Commissions, Allowances and Expense Reimbursements.

7.1 No selling commissions, allowances, expense reimbursements or other compensation will be payable with respect to any Investment Agreements that are rejected by the Issuer, or if the Issuer terminates the Offering for any reason whatsoever. No selling commissions, allowances, expense reimbursements or other compensation will be payable to the Managing Broker-Dealer with respect to any sale of the Securities by the Managing Broker-Dealer unless and until such time as the Issuer has received the total proceeds of any such sale.

7.2 Except as provided in Section 15, all other expenses incurred by the Managing Broker-Dealer in the performance of the Managing Broker-Dealer’s obligations hereunder, including, but not limited to, expenses related to the Offering of the Securities and any attorneys’ fees, shall be at the Managing Broker-Dealer’s sole cost and expense, and the foregoing shall apply notwithstanding the fact that the Offering is not consummated for any reason.

8. Offering. The Offering of the Securities shall be at the offering price and upon the terms and conditions set forth in the Memorandum and the exhibits and appendices thereto and any amendments or supplements thereto.

9. Indemnification by the Managing Broker-Dealer.

9.1 Subject to the conditions set forth below, the Managing Broker-Dealer agrees to indemnify and hold harmless the Issuer and the Selling Group Members, and their respective owners, managers, members, trustees, partners, directors, officers, employees, agents, attorneys and accountants (the “ISGM Parties”), against any and all Loss arising out of or based upon:

9.1.1 Any verbal or written representations made in connection with the Offering by the Managing Broker-Dealer in violation of the Securities Act, or any other applicable federal or state securities laws and regulations;

9.1.2 Any misrepresentation contained in any sales or other materials provided by the Managing Broker-Dealer to the Selling Group Members;

9.1.3 The Managing Broker-Dealer’s failure to comply with any of the applicable provisions of the Securities Act, the Exchange Act, Rule 506, the applicable requirements and rules of FINRA or any applicable state laws or regulations;

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9.1.4 The breach by the Managing Broker-Dealer of any term, condition, representation, warranty or covenant in this Agreement; or

9.1.5 Any electronic signatures and/or stamped signatures in any form which have been directly used by or obtained by the Managing Broker-Dealer with respect to this Agreement or in any Soliciting Dealer Agreement related to the Offering.

9.2 If any action is brought against any of the ISGM Parties in respect of which indemnity may be sought hereunder, the Issuer or the Selling Group Members, as the case may be, shall promptly notify the Managing Broker-Dealer in writing of the institution of such action, and the Managing Broker-Dealer shall assume the defense of such action; provided, however, that the failure to notify the Managing Broker-Dealer shall not affect the provisions in this Section 9 except to the extent such failure to notify the Managing Broker-Dealer has a material and adverse effect on the defense of such claims. The affected ISGM Parties shall have the right to employ counsel in any such case. The reasonable fees and expenses of such counsel shall be at the Managing Broker-Dealer’s expense and authorized in writing by the Managing Broker-Dealer, provided that the Managing Broker-Dealer will not be obligated to pay for legal fees and expenses for more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions.

9.3 The Managing Broker-Dealer agrees to promptly notify the Issuer of the commencement of any litigation or proceedings against the Managing Broker-Dealer or any of its managers, members, partners, officers, directors, employees, agents, attorneys, accountants and affiliates in connection with the Offering.

9.4 The indemnity provided to the Issuer pursuant to this Section 9 shall not apply to the extent that any Loss arises out of or is based upon:

9.4.1 any untrue statement or alleged untrue statement of material fact made by the Issuer or any agent of the Issuer other than the Managing Broker-Dealer), or any omission or alleged omission of a material fact required to be disclosed by the Issuer or any agent of the Issuer (other than the Managing Broker-Dealer);

9.4.2 the failure to qualify the offer and sale of Securities for an exemption from registration under the Securities Act and applicable state securities laws, rules or regulations caused by an action or omission of the Issuer; or

9.4.3 the breach by the Issuer of its representations, warranties or obligations in this Agreement.

9.5 The indemnity provided to the Selling Group Member pursuant to this Section 9 shall not apply to the extent that any Loss arises out of or is based upon:

9.5.1 any untrue statement or alleged untrue statement of material fact made by the Selling Group Member or any agent of the Selling Group Member, or any omission or alleged omission of a material fact required to be disclosed by the Selling Group Member or any agent of the Selling Group Member;

9.5.2 the failure to qualify the offer and sale of Securities for an exemption from registration under the Securities Act and applicable state securities laws, rules or regulations caused by an action or omission of the Selling Group Member;

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9.5.3 the offer or sale by the Selling Group Member of a Security to a person who fails to meet the standards regarding suitability under any applicable federal, state, or FINRA laws, rules and regulations; or

9.5.4 the breach by the Selling Group Member of its representations, warranties or obligations under its Soliciting Dealer Agreement with the Managing Broker-Dealer relating to the Offering.

10. Indemnification by the Selling Group Member.

10.1 Subject to the conditions set forth below, each Selling Group Member agrees to indemnify and hold harmless the Issuer and the Managing Broker-Dealer and their respective owners, managers, members, trustees, partners, directors, officers, employees, agents, attorneys and accountants (the “IMBD Parties”), against any and all Loss arising out of or based upon:

10.1.1 Any verbal or written representations made in connection with the Offering by such Selling Group Member, its employees or affiliates in violation of the Securities Act, or any other applicable federal or state securities laws and regulations;

10.1.2 Any use of sales materials or use of unauthorized verbal representations by such Selling Group Member, its employees or affiliates concerning the Offering in violation of the Soliciting Dealer Agreement or otherwise;

10.1.3 Such Selling Group Member’s failure to comply with any of the applicable provisions of the Securities Act, the Exchange Act, Rule 506, the applicable requirements and rules of FINRA or any applicable state laws or regulations;

10.1.4 The breach by such Selling Group Member of any term, condition, representation, warranty or covenant of the Soliciting Dealer Agreement;

10.1.5 The failure by any Investor to comply with the Suitability Requirements set forth in the section captioned “Who May Invest” in the Memorandum; or

10.1.6 Any electronic signatures and/or stamped signatures in any form which have been used, obtained or relied upon by the Selling Group Member with respect to this Agreement, the applicable Soliciting Dealer Agreement or any Investment Agreement.

10.2 If any action is brought against any of the IMBD Parties in respect of which indemnity may be sought hereunder, the Issuer or the Managing Broker-Dealer shall promptly notify the applicable Selling Group Member in writing of the institution of such action, and the Selling Group Member shall assume the defense of such action; provided, however, that the failure to notify the Selling Group Member shall not affect the provisions in this Section 10 except to the extent such failure to notify the Selling Group Member has a material and adverse effect on the defense of such claims. The affected IMBD Parties shall have the right to employ counsel in any such case. The reasonable fees and expenses of such counsel shall be at such Selling Group Member’s expense and authorized in writing by such Selling Group Member, provided that such Selling Group Member will not be obligated to pay for legal fees and expenses for more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions.

10.3 The Selling Group Member agrees to promptly notify the Issuer and the Managing Broker-Dealer of the commencement of any litigation or proceedings against the Selling Group Member or any of the Selling Group Member’s managers, members, partners, officers, directors, employees, agents, attorneys, accountants and affiliates in connection with the Offering.

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10.4 The indemnity provided to the Managing Broker-Dealer pursuant to this Section 10 shall not apply to the extent that any Loss arises out of or is based upon any untrue statement or alleged untrue statement of material fact made by the Managing Broker-Dealer or any agent of the Managing Broker-Dealer, or any omission or alleged omission of a material fact required to be disclosed by the Managing Broker-Dealer or any agent of the Managing Broker-Dealer.

10.5 The indemnity provided to the Managing Broker-Dealer pursuant to this Section 10 shall not apply to the extent that any Loss arises out of or is based upon:

10.5.1 any untrue statement or alleged untrue statement of material fact made by the Managing Broker-Dealer or any agent of the Managing Broker-Dealer, or any omission or alleged omission of a material fact required to be disclosed by the Managing Broker-Dealer or any agent of the Managing Broker-Dealer made in reliance upon and in conformity with written information furnished to the Issuer by the Managing Broker-Dealer specifically for use in the preparation of the Memorandum (or any amendment or supplement thereto) or any sales literature;

10.5.2 the failure to qualify the offer and sale of Securities for an exemption from registration under the Securities Act and applicable state securities laws, rules or regulations caused by an action or omission of the Managing Broker-Dealer;

10.5.3 the offer or sale by the Managing Broker-Dealer of a Security to a person who fails to meet the standards regarding suitability under any applicable federal, state, or FINRA laws, rules, and regulations; or

10.5.4 the breach by the Managing Broker-Dealer of its representations, warranties or obligations in this Agreement.

10.6 The indemnity provided to the Issuer pursuant to this Section 10 shall not apply to the extent that any Loss arises out of or is based upon:

10.6.1 any untrue statement or alleged untrue statement of material fact made by the Issuer or any agent of the Issuer (other than the Managing Broker-Dealer), or any omission or alleged omission of a material fact required to be disclosed by the Issuer or any agent of the Issuer (other than the Managing Broker-Dealer);

10.6.2 the failure to qualify the offer and sale of Securities for an exemption from registration under the Securities Act and applicable state securities laws, rules or regulations caused by an action or omission of the Issuer; or

10.6.3 the breach by the Issuer of its representations, warranties or obligations in this Agreement.

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Emerson Equity LLC, Member FINRA/SIPC 155 Bovet Road : Suite 725 : San Mateo, CA 94402 P: 650.312.0200 F: 650.312.0206 emersonequity.com

11. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided pursuant to Sections 9 and 10 is for any reason held to be unavailable from the Managing Broker-Dealer or the Selling Group Members, as the case may be, the Managing Broker-Dealer and the Selling Group Members shall contribute to the aggregate Loss (including any amount paid in settlement of any action, suit, or proceeding or any claims asserted) in such amounts as a court of competent jurisdiction may determine (or in the case of settlement, in such amounts as may be agreed upon by the parties) in such proportion to reflect the relative fault of the Issuer, the Managing Broker-Dealer and the Selling Group Members and their respective owners, managers, members, trustees, partners, directors, officers, employees, agents, attorneys and accountants in connection with the events described in Sections 9 and 10, as the case may be, which resulted in such Loss, as well as any other equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer, the Managing Broker-Dealer and the Selling Group Members and their respective owners, managers, members, trustees, partners, directors, officers, employees, agents, attorneys and accountants and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such omission or statement. The parties and any person who controls the Managing Broker-Dealer shall also have rights to contribution under this Section 11.

12. Compliance. All actions, direct or indirect, by the Managing Broker-Dealer and its agents, members, employees and affiliates, shall conform to (i) requirements applicable to broker- dealers under federal and applicable state securities laws, rules and regulations and (ii) applicable requirements and rules of FINRA.

13. Privacy Act. To protect Customer Information (as defined below) and to comply as may be necessary with the requirements of the Gramm-Leach-Bliley Act, the relevant state and federal regulations pursuant thereto and state privacy laws, the parties wish to include the confidentiality and non-disclosure obligations set forth herein.

13.1 “Customer Information” means any information contained on a customer’s application or other form and all nonpublic personal information about a customer that a party receives from the other party. Customer Information shall include, but not be limited to, name, address, telephone number, social security number, health information and personal financial information (which may include consumer account number).

13.2 The parties understand and acknowledge that they may be financial institutions subject to applicable federal and state customer and consumer privacy laws and regulations, including Title V of the Gramm-Leach-Bliley Act (15 U.S.C. 6801, et seq.) and regulations promulgated thereunder (collectively, the “Privacy Laws”), and any Customer Information that one party receives from the other party is received with limitations on its use and disclosure. The parties agree that they are prohibited from using the Customer Information received from the other party other than (i) as required by law, regulation or rule or (ii) to carry out the purposes for which one party discloses Customer Information to the other party pursuant to this Agreement, as permitted under the use in the ordinary course of business exception to the Privacy Laws.

13.3 The parties shall establish and maintain safeguards against the unauthorized access, destruction, loss, or alteration of Customer Information in their control which are no less rigorous than those maintained by a party for its own information of a similar nature. In the event of any improper disclosure of any Customer Information, the party responsible for the disclosure will immediately notify the other party.

13.4 The provisions of this Section 13 shall survive the termination of this Agreement.

14. Representations and Agreements to Survive Sale and Payment. Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements at and as of the Offering Termination Date, and such representations, warranties and agreements by the Managing Broker-Dealer or the Issuer, including the indemnity agreements contained in Sections 9 and 10 and the contribution agreements contained in Section 11 shall remain operative and in full force and effect regardless of any investigation made by the Managing Broker-Dealer, the Issuer and/or any controlling person, and shall survive the sale of, and payment for, the Securities.

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Emerson Equity LLC, Member FINRA/SIPC 155 Bovet Road : Suite 725 : San Mateo, CA 94402 P: 650.312.0200 F: 650.312.0206 emersonequity.com

15. Costs of the Offering. Except for the compensation payable to the Managing Broker- Dealer and the allowances and reimbursements described in Section 6, which are the sole obligations of the Issuer or its affiliates, the Managing Broker-Dealer will pay all of its own costs and expenses, including, but not limited to, all expenses necessary for the Managing Broker-Dealer to remain in compliance with any applicable federal, state or FINRA laws, rules or regulations in order to participate in the Offering as a broker-dealer, and the fees and costs of the Managing Broker- Dealer’s counsel. The Issuer agrees to pay all other expenses incident to the performance of its obligations hereunder, including all expenses incident to filings with federal and state regulatory authorities and to the exemption of the Securities under federal and state securities laws, including fees and disbursements of the Issuer’s counsel, and all costs of reproduction and distribution of the Memorandum and any amendment or supplement thereto.

16. Termination. This Agreement is terminable by any party for any reason whatsoever or for no reason at any time upon written notice to the other parties. Such termination shall not affect the indemnification agreements set forth in Sections 9 and 10 or the contribution agreements set forth in Section 11.

17. Governing Law. This Agreement shall be governed by, subject to and construed in accordance with, the laws of the State of California without regard to conflict of law provisions.

18. Venue. Any action relating to or arising out of this Agreement shall be brought only in arbitration in accordance with the rules and regulations of FINRA and FINRA’s Code of Arbitration and shall be venued in San Mateo County, California.

19. Severability. If any portion of this Agreement shall be held invalid or inoperative, then so far as is reasonable and possible (i) the remainder of this Agreement shall be considered valid and operative and (ii) effect shall be given to the intent manifested by the portion held invalid or inoperative.

20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, and together which shall constitute one and the same instrument.

21. Modification or Amendment. This Agreement may not be modified or amended except by written agreement executed by the parties hereto.

22. Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and, (i) if sent to the Managing Broker-Dealer, shall be mailed or delivered to Emerson Equity, LLC, 155 Bovet Road, Suite 725, San Mateo, CA 94402 and (ii) if sent to the Issuer, shall be mailed or delivered to White River Energy Partners Management I, LLC, 609 W Dickerson St., 102G, Fayetteville, AR 72701-4901

23. The notice shall be deemed to be received on the date of its actual receipt by the party entitled thereto.

24. Parties. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto, the parties referred to in Sections 9, 10, 11 and 12, their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under, in respect of, or by virtue of, this Agreement or any provision herein contained.

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Emerson Equity LLC, Member FINRA/SIPC 155 Bovet Road : Suite 725 : San Mateo, CA 94402 P: 650.312.0200 F: 650.312.0206 emersonequity.com

25. Delay. Neither the failure nor any delay on the part of any party to this Agreement to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall a waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any subsequent occurrence.

26. Recovery of Costs. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding (and any additional proceeding for the enforcement of a judgment) in addition to any other relief to which it or they may be entitled.

27. Entire Agreement. This Agreement contains the entire understanding between the parties hereto and supersedes any prior understandings or written or oral agreements between them respecting the subject matter hereof.

28. Confirmation. The Issuer agrees to confirm all orders for purchase of Securities that are accepted by the Issuer and provide such confirmation to the Managing Broker-Dealer and the Selling Group Members.

29. Due Diligence. The Issuer will authorize a collection of information regarding the Offering (the “Due Diligence Information”), which collection the Issuer may amend and supplement from time to time, to be delivered by the Managing Broker-Dealer to the Selling Group Members (or their agents performing due diligence) in connection with their due diligence review of the Offering. In the event a Selling Group Member (or its agent performing due diligence) requests access to additional information or otherwise wishes to conduct additional due diligence regarding the Offering, the Issuer and the Managing Broker-Dealer will reasonably cooperate with such Selling Group Member to accommodate such request. All Due Diligence Information received by the Managing Broker-Dealer and/or the Selling Group Members in connection with their due diligence review of the Offering are confidential and shall be maintained as confidential and not disclosed by the Managing Broker-Dealer or the Selling Group Members except to the extent such information is disclosed in the Memorandum.

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Emerson Equity LLC, Member FINRA/SIPC 155 Bovet Road : Suite 725 : San Mateo, CA 94402 P: 650.312.0200 F: 650.312.0206 emersonequity.com

If the foregoing Agreement correctly sets forth the understanding between the undersigned parties as of the Effective Date, please sign below an return an execute copy of this Agreement to the undersigned, whereupon the Agreement shall constitute a legally binding agreement among us.

Very truly yours, Emerson Equity LLC,
a California limited liability company

By:	/s/ Dominic Baldini
Name:	Dominic Baldini
Title:	CEO

AGREED AND ACCEPTED:

By:	/s/ Colin Cosgrove
Name:	Colin Cosgrove
Title:	President and CEO

EXHIBIT A

SOLICITING DEALER AGREEMENT